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                              Fee Letter Agreement

                                October 16, 2003

American Business Financial Services, Inc.
The Wanamaker Building
100 Penn Square East, 8th Floor
Philadelphia, Pennsylvania 19107

         Re: Second Amended and Restated Sale and Servicing Agreement, dated October 16, 2003 (the "Servicing Agreement"), among ABFS Greenmont, Inc. (the "Depositor"), Homeamerican Credit, Inc. ("Upland") and American Business Mortgage Services Inc. ("ABMS") , ABFS Mortgage Loan Warehouse Trust 2000-2 (the "Trust"), American Business Credit, Inc. ("ABFS"), American Business Financial Services, Inc. ("ABFS"), JP Morgan Chase Bank (the "Indenture Trustee") and JP Morgan Chase Bank (the "Collateral Agent").


Ladies and Gentlemen:

         This fee letter agreement is to confirm our agreement with respect to the payment of the Structure Fee to be paid to the Collateral Agent upon the Disposition of some or all of the Mortgage Loans owned by the Trust in accordance with the above referenced Servicing Agreement.

         You will pay, or cause to be paid, to the Collateral Agent, a one time fee (the "Structure Fee") of $800,000.00 on the Disposition Date, which fee may be netted from proceeds of any Disposition.

         All items capitalized but not defined herein shall have the meanings ascribed thereto in Appendix I to the Servicing Agreement.

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IN WITNESS THEREOF, JPMorgan Chase Bank has caused this fee letter agreement to be executed by its duly authorized officer as of the date first above written.

                    JPMORGAN CHASE BANK, not in its individual
                        capacity but solely as Collateral Agent

                    By: /s/  Joseph M. Costantino
                        ------------------------------------------------------
                        Name:  Joseph M. Costantino
                        Title: Trust Officer


                    ABFS MORTGAGE LOAN WAREHOUSE TRUST 2000-2


                    By: Wachovia Trust Company, National Association (f/k/a
                        First Union Trust Company, National Association), not in its individual capacity but solely as Owner Trustee


                    By: /s/ Rita M. Ritrovato
                        ------------------------------------------------------
                        Name:  Rita M. Ritrovato
                        Title: Trust Officer



                    ABFS GREENMONT, INC., as Depositor

                    By: /s/  Jeffrey M. Ruben
                        ------------------------------------------------------
                        Name:   Jeffrey M. Ruben
                        Title:  Senior Vice President



                    AMERICAN BUSINESS FINANCIAL SERVICES, INC., as the
                        Sponsor


                    By: /s/  Anthony J. Santilli
                        ------------------------------------------------------
                        Name:   Anthony J. Santilli
                        Title:  Chairman; Chief Executive Officer, and President


                    HOMEAMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE, as an
                          Originator and a Subservicer


                    By: /s/  Jeffrey M. Ruben
                        ------------------------------------------------------
                        Name:   Jeffrey M. Ruben
                        Title:  Executive Vice President


                    AMERICAN BUSINESS CREDIT, INC., as an Originator and the
                        Servicer

                    By: /s/  Beverly Santilli
                        ------------------------------------------------------
                        Name:   Beverly Santilli
                        Title:  President


                    AMERICAN BUSINESS MORTGAGE SERVICES, INC., as an
                          Originator and a Subservicer

                    By: /s/  Jeffrey M. Ruben
                        ------------------------------------------------------
                        Name:   Jeffrey M. Ruben
                        Title:  Executive Vice President